EXHIBIT 10.1

AMENDMENT NO. 2 TO THE
CREDIT AGREEMENT

Dated as of December 13, 2005

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT (this “Amendment”) among Ceradyne, Inc., a Delaware corporation (“Ceradyne”), Ceradyne ESK, LLC, a Delaware limited liability company (“ESK LLC”), ESK Ceramics GmbH & Co. KG (“ESK KG”; and collectively with Ceradyne and ESK LLC, the “Borrowers”), the banks, financial institutions and other lenders party hereto (collectively, the “Lenders”) and Wachovia Bank, National Association, as collateral agent and administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1)    The Borrowers, the Guarantors (as defined therein), the Administrative Agent and the Lenders have entered into a Credit Agreement dated as of August 18, 2004 (such Credit Agreement, as amended by Amendment No. 1 to the Credit Agreement dated as of December 22, 2004 and as otherwise amended, restated, supplemented or modified through the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)    The Borrower intends to issue (the “Convertible Notes Issuance”) up to $110 million in senior subordinated convertible notes due 2035 on or about December 19, 2005, the proceeds of which will be used to permanently prepay amounts owing under the Credit Agreement.

(3)    The Borrower, the Administrative Agent and the Required Lenders have agreed to amend the Credit Agreement to permit the Convertible Notes Issuance and in certain other respects as set forth below.

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

(a)    Section 1.01 is amended by inserting the following new definitions in proper alphabetical order:

“‘Convertible Notes” means the senior subordinated convertibles notes of the Borrower due 2035 to be issued on or about December 19, 2005 on substantially the terms set forth in the preliminary prospectus supplement with respect thereto dated December 1, 2005, without any amendment or other modification of the terms thereof that is adverse to the interests of the Administrative Agent and the Lender Parties that has not been consented to by the Required Lenders.”

“‘Early Termination Date’ means the earlier of (a) the date on which any holder of the Convertible Notes delivers a conversion notice or otherwise makes a demand for any payment (other than in common stock) in satisfaction of all or a portion of the principal amount of the Convertible Notes held by such holder and (b) the date on which the Borrower makes any payment (other than in common stock) to any holder of the Convertible Notes in satisfaction of all or a portion of the principal amount of the Convertible Notes held by such holder.”

(b)    The definition of “Subordinated Debt” contained in Section 1.01 is hereby amended in its entirety to read as follows:

“‘Subordinated Debt’ means, collectively, (a) any Debt of any Loan Party subordinated in right and time of payment to the Obligations under the Loan Documents with a maturity no earlier than a date that is six (6) months after the Termination Date and containing such other terms and conditions (including, without limitation, subordination terms, covenants and defaults), in each case as are satisfactory to the Administrative Agent and (b) the Convertible Notes.”

(c)    The definition of “Termination Date” contained in Section 1.01 is hereby amended in its entirety to read as follows:

“‘Termination Date’ means the earliest of (a) the date of termination in whole of the Revolving Credit Commitments, the Letter of Credit Commitment and the Term Commitments pursuant to Section 2.05 or 6.01, (b)(i) for purposes of the Revolving Credit Facility, the Swing Line Facility and the Letter of Credit Facility, August 18, 2009, and (ii) for purposes of the Term Facility, August 18, 2011 and (c) for purposes of each Facility, the Early Termination Date.”

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective when, and only when, and as of the date (the “Amendment No. 2 Effective Date”) on which, (a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrowers, the Guarantors and the Required Lenders, and dated the date of receipt thereof by the Administrative Agent (unless otherwise specified), and (b) the Administrative Agent shall have received payment of all accrued expenses of the Administrative Agent (including all reasonable and accrued fees of counsel to the Administrative Agent invoiced on or prior to the date hereof).

SECTION 3. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)    The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 4. Consent. Each of Ceradyne, ESK LLC and ESK KG, as Guarantors under the Credit Agreement (the “Guaranty”) in favor of the Administrative Agent and the Lenders party to the Credit Agreement, hereby consents to this Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) each of the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the obligations to be secured thereunder.

SECTION 5. Costs, Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder and all other accrued fees and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CERADYNE, INC.

By:	/s/ JERROLD J. PELLIZZON

Name: Jerrold J. Pellizzon Title: Chief Financial Officer

CERADYNE ESK, LLC.

By:	/s/ JERROLD J. PELLIZZON

Name: Jerrold J. Pellizzon Title: Chief Financial Officer

ESK CERAMICS GMBH & CO. KG

By:	/s/ JERROLD J. PELLIZZON

Name: Jerrold J. Pellizzon Title: Chief Financial Officer

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ WILLIAM F. FOX

Name: William F. Fox Title: Director

ARES ENHANCED LOAN INVESTMENT STRATEGY, LTD.

By:	Ares Enhanced Loan Management, L.P., Investment Manager

By:	Ares Enhanced Loan GP, LLC,
Its General Partner

By:  /s/ Americo Cascella

Name:  Americo Cascella
Title:    Vice President

Ares VII CLO Ltd.

By:	Ares CLO Management VII, L.P.,
Investment Manager

By:	Ares CLO GP VII, LLC,
Its General Partner

By:  /s/ Americo Cascella

Name: Americo Cascella
Title:   Vice President

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P.,
Investment Manager

By:	Ares CLO GP VIII, LLC
Its General Partner

By:  /s/ Americo Cascella

Name:  Americo Cascella
Title:    Vice President

Ares IX CLO Ltd.

By:	Ares CLO Management IX, L.P.,
Investment Manager

By:	Ares CLO GP IX, LLC,
Its General Partner

By:  /s/ Americo Cascella

Name:   Americo Cascella
Title:     Vice President

280 Funding I

By: GSO Capital Partners LP

By:  /s/ George Pan

Name:   George Pan
Title:     MD

BABSON CLO LTD. 2004-1
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
SUFFIELD CLO, LIMITED
By Babson Capital Management LLC as Collateral Manager

By:

Name:
Title:

MAPLEWOOD (CAYMAN) LIMITED
By Babson Capital Management LLC as Investment Manager

By:

Name:
Title:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By Babson Capital Management LLC as Collateral Manager

By:

Name:
Title:

Gale Force 1 CLO, Ltd.
By:   GSO Capital Partners LP as Collateral Manager

By:  /s/ Lee M. Susman

Name:    Lee M. Susman
Title:     Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION

By:  /s/ Brian P. Schwimm

Name:   Brian P. Schwimm
Title:     Duly Authorized Signatory

HUDSON STRAITS CLO 2004, LTD.
By:   GSO Capital Partners LP

By:   /s/ Lee M. Shaiman

Name:   Lee M. Shaiman
Title:    Authorized Signatory

ING PRIME RATE TRUST
By:   ING Investment Management Co.
as its Investment Manager

By:  /s/ Mark F. Haak

Name:  Mark F. Haak
Title:    Vice President

ING SENIOR INCOME FUND
By:  ING Investment Management Co.
as its Investment Manager

By:   Mark F. Haak

Name:   Mark F. Haak
Title:     Vice President

LightPoint CLO 2004-1, Ltd.
Premium Loan Trust I, Ltd.

By:   /s/ Thomas A. Kramer

Name:   Thomas A. Kramer
Title:     Senior Managing Director &Chief Executive Officer

MORGAN STANLEY PRIME INCOME TRUST

By:   /s/ Jinny K. Kim

Name:   Jinny K. Kim
Title:    Vice President

THE NORTHERN TRUST COMPANY

By:   /s/ John E. Burda

Name:   John E. Burda
Title:     Vice President

U.S. BANK NATIONAL ASSOCIATION

By:  /s/ Janet E. Jordan

Name:   Janet E. Jordan
Title:    Vice President

VAN KAMPEN
SENIOR LOAN FUND
By:   Van Kampen Asset Management

By:   /s/ Robert P. Drobny

Name:   Robert P. Drobny
Title:     Vice President

VAN KAMPEN
SENIOR INCOME TRUST
By: Van Kampen Asset Management

By:    /s/ Robert P. Drobny

Name:   Robert P. Drobny
Title:     Vice President